DEAR SHAREHOLDERS AND FRIENDS:

We are pleased to provide this overview of our results for the first and second quarters of 2011—the first two quarters following our merger with Atlantic BancGroup, Inc. and Oceanside Bank. The merger was consummated on November 16, 2010. We rapidly integrated the operating systems and management teams and in December began operating as one bank. Financial highlights for the quarter and year so far include:

Net income of $1.1 million for the second quarter

Net income of $1.5 million for the six-month period 14% increase in noninterest bearing deposits

Five straight quarters of improving net interest margin Net interest margin of 4.45% for the second quarter

While we remain diligent in the careful monitoring and aggressive management of our loan portfolio in this very difficult banking environment, our primary focus remains serving the needs of our customers. During the first six months of this year, we have made a number of organizational, product and process changes that will assist us in serving our existing customers and reaching out for new relationships. We are well positioned to focus on our core mission of providing extraordinary service to Jacksonville businesses and individuals.

Your Bank, today, is the largest and strongest community bank doing business in the Jacksonville market; our strategy to enhance shareholder value through growth and favorable operating performance is central to our operating philosophy. Every one of us at The Jacksonville Bank looks forward to demonstrating our strong commitment to being the very best bank in town. Thank you for your continued support.

Sincerely,

Price W. Schwenck Donald E. Roller

President & CEO Chairman of the Board

JACKSONVILLE BANCORP, INC .

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands) June 3 0,

2011 2010

ASSETS

Cash and due from financial institutions $ 12,612 $ 6,659

Federal funds sold 11,701 16,472

Securities available -for-sale 63,796 25,448

Loans, net of allowance for loan losses 473,449 373,885

Premises and equipment, net 6,730 3,406

Bank-owned life insurance 9,404 9,037

Federal Home Loan Bank stock, at cost 3,060 3,047

Real estate owned, net 3,172 6,089

Deferred income taxes 8,088 2,729

Accrued interest receivable 2,795 1,978

Good will 14,210 -

Other intangible assets, net 2,069 -

Other assets 4,178 3,478

Total assets $ 615,264 $ 452,228

LIABILITIES

Deposits

Noninterest bearing demand deposits 82,358 40,843

Money market, NOW and savings deposits 203,254 127,317

Time deposits 235,621 223,538

Total deposits 521,233 391,698

Loans from related parties 2,000 -

FHLB advances and other borrowings 18,750 20,000

Subordinated debentures 15,994 14,550

Accrued expenses and other liabilities 2,712 949

Total liabilities $ 560,689 $ 427,197

SHAREHOLDERS’ EQUITY

Preferred stock $—$ -

Common stock 59 18

Additional paid -in capital 55,358 18,678

Retained earnings ( deficit) (1,670) 6,306

Treasury stock, shares -(1 2)

Accumulated other comprehensive income( loss) 828 41

Total shareholders ‘ equity $ 54,575 $ 25,031

Total liabilities and share holders’ equity $ 615,264 $ 452,228

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

Three Months Ended Six Months Ended

June 30, June 3 0,

($ in thousands, except per share amounts ) 2011 201 0 2011 2010

Interest in come $ 8,105 $ 5,7 49 $ 15,845 $ 11,544

Interest expense 1,820 2,2 22 3,684 4,4 42

Net interest in come 6,285 3,5 27 12,161 7,1 02

Provision for loan losses 1,109 1,9 20 3,038 4,2 95

Noninterest income 404 286 800 534

Noninterest expense 4,651 3,4 43 8,901 6,5 29

In come tax benefit (1 19)(5 58)(465)(1 ,208)

Net income( loss) $ 1,048 $(9 92) $ 1,487 $(1 ,980)

Diluted earnings (loss) per share $ 0. 18 $(0.57) $ 0.25 $(1 .13)

FINANCIAL HIGHLIGHTS

As of and for the

Six Months Ended

June 30,

($ in thousands, except per share amounts ) 2011 2010

Loans, gross $ 485 ,4 42 $ 382,133

Allowance for loan losses 11,993 8,248

Deposits 521 ,2 33 391,698

Total assets 615 ,2 64 452,228

Share holders ‘ equity 54,575 25,031

Net income( loss) 1,4 87(1,980)

Net interest margin 4.25% 3.33%

Shares outstanding—end of period 5,889 ,8 22 1,750,437

Book value per share 9.2 7 14 .30

Tangible book value per share 6.5 0 14 .30

Diluted weighted average shares outstanding 5,890 ,5 84 1,749,140

Diluted earnings (loss) per share 0.2 5(1 .1 3)

QUARTERLY COMPARISON

As of Quarter Ended

($ in thousands, except per share amounts ) 2Q 2011 1Q 2011 4Q2 010 3Q 2010 2Q 2010

Net income( loss) $ 1, 048 $ 439 $ (9,114) $ (349) $(992)

Net interest margin 4.45% 4.0 6% 3.77% 3.61% 3.27%

Diluted earnings (loss) per share 0.18 0.07(2 . 42)(0 .20)(0 .5 7)

Average assets 613,244 632,818 552,693 435,337 453,328

Average deposits 517,980 535,411 461,732 370,722 387,839

Average loans, net of allowance for loan losses 482,999 504,471 443,267 373,041 379,708

Average share holders’ equity 53,210 52,29 5 43 ,1 43 25,203 26,172

Average share holders’ equity/average assets 8.68% 8.2 6% 7.81% 5.79% 5.77%

Book value per share at end of period 9.27 8.96 8.81 14.07 14 .30

Tangible book value per share at end of period 6.50 6.27 6.28 14.07 14 .30

Shares outstanding at end of period 5,889, 822 5,888,809 5,888,809 1,750,437 1,750,437

Diluted weighted average shares outstanding 5,891, 030 5,890,306 3,761,970 1,750,197 1,749,443

COMPANY INFORMATION

Board of Directors

Donald E. Roller
Chairman of the Board
Jacksonville Bancorp, Inc.

Price W. Schwenck
Chairman of the Board
The Jacksonville Bank

Donald F. Glisson, Jr.
Chief Executive Officer
Triad Financial Services, Inc.

James M. Healey
Owner
House & Home Investments, Inc.

John C. Kowkabany
Real Estate Investor & Consultant

R.C. Mills
Retired

John W. Rose
Principal
CapGen Financial LLC

Charles F. Spencer
President, INOC LLC and
Joshua Development LLC

John P. Sullivan
Managing Director
CapGen Capital Advisors

Gary L. Winfield
Medical Director
Memorial Hospital

Executive Officers

Price W. Schwenck
President, CEO & Secretary
Jacksonville Bancorp, Inc. and
Chairman, CEO & CCO
The Jacksonville Bank

Scott M. Hall
Executive Vice President & CCO
Jacksonville Bancorp, Inc. and
President & Reg "O" Officer
The Jacksonville Bank

Valerie A. Kendall
Executive Vice President & CFO
Jacksonville Bancorp, Inc. and
The Jacksonville Bank

Committee Chairmen

Donald F. Glisson, Jr.
Loan Committee
The Jacksonville Bank

R.C. Mills
Nominating and Corporate
Governance Committee
Jacksonville Bancorp, Inc.

Donald E. Roller
Executive Committee
Jacksonville Bancorp, Inc.

John W. Rose
Asset/Liability Management Committee
The Jacksonville Bank

John P. Sullivan
Audit Committee
Jacksonville Bancorp, Inc.

Gary L. Winfield
Organization/Compensation Committee
Jacksonville Bancorp, Inc.

Stock Transfer Agent

Inquiries regarding stock transfers, lost certificates or changes in name and/or address should be directed to our stock transfer agent:

Computershare Investor Services, LLC
250 Royall Street
Canton, MA 02021
800.962.4284
www.investorcentre.com

Form 10-K

Copies of the Company's Annual Report on Form 10-K are available by visiting our website at www.jaxbank.com.

Independent Auditors

Crowe Horwath LLP
401 East Las Olas Boulevard
Fort Lauderdale, FL 33301

Counsel

McGuireWoods LLP
50 North Laura Street
Suite 3300
Jacksonville, FL 32202

Website

www.jaxbank.com

Ticker Symbol

NASDAQ: JAXB

Online Virtual Banking

www.jaxbank.com
877.7MY.JAX

Federal Deposit Insurance Corporation

The Jacksonville Bank is a member of the Federal Deposit Insurance Corporation ("FDIC"). This statement has not been reviewed or confirmed for accuracy or relevance by the FDIC.

BANK LOCATIONS

Beach Boulevard
13799-100 Beach Boulevard
Jacksonville, Florida 32224
Phone: 904.416.3150
Fax: 904.680.0011

Downtown
100 North Laura Street
Jacksonville, Florida 32202
Phone: 904.421.9699
Fax: 904.421.3060

Gate Parkway
7880 Gate Parkway
Jacksonville, Florida 32256
Phone: 904.899.0420
Fax: 904.899.0424

Intracoastal West
12740-200 Atlantic Boulevard
Jacksonville, Florida 32225
Phone: 904.220.3001
Fax: 904.220.3376

Jacksonville Beach
1315 Third Street
Jacksonville, Florida 32250
Phone: 904.435.3220
Fax: 904.247.9402

Mandarin
10325 San Jose Boulevard
Jacksonville, Florida 32257
Phone: 904.288.8933
Fax: 904.288.8624

Neptune Beach
560 Atlantic Boulevard
Neptune Beach, Florida 32266
Phone: 904.435.0550
Fax: 904.247.9205

Ortega
4343 Roosevelt Boulevard
Jacksonville, Florida 32210
Phone: 904.899.0400
Fax: 904.899.0410

Corporate Headquarters
904.421.3040

Lobby Hours
Mon – Thurs: 9:00 a.m. – 4:00 p.m.
Fri: 9:00 a.m. – 5:00 p.m.

Sat: 9:00 a.m. – 12:00 p.m.
(Jacksonville Beach location only)

Drive-Thru Hours
(except Downtown)
Mon – Thurs: 8:00 a.m. – 5:00 p.m.
Fri: 8:00 a.m. – 6:00 p.m.

Sat: 9:00 a.m. – 12:00 p.m.
(Jacksonville Beach location only)

Visit our website at www.jaxbank.com

The Jacksonville Bank

The Way Banking Should Be

Member FDIC